UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2008

__________________________ Expedia, Inc.
(Exact name of registrant as specified in its charter) _________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	000-51447 (Commission File Number)	20-2705720 (I.R.S. Employer Identification No.)

3150 139th Avenue S.E., Bellevue, Washington (Address of principal executive offices)		98005 (Zip Code)

Registrant’s telephone number, including area code: (425) 679-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 19, 2008, Expedia, Inc. (the "Company") announced the pricing of its unregistered offering of senior unsecured notes (the "Notes") pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes will be guaranteed by certain subsidiaries of the Company. The offering of the Notes is expected to close on June 24, 2008.

The press release announcing the pricing is being issued pursuant to and in accordance with Rule 135c under the Securities Act and a copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Expedia, Inc., dated June 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2008	EXPEDIA, INC.

By: /s/ Michael B. Adler
Name: Michael B. Adler
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Expedia, Inc., dated June 19, 2008.